SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          JOURNAL COMMUNICATIONS, INC.
                (Name of Registrant as Specified in its Charter)

                       __________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)     Title of each class of securities to which transaction applies:

       2)     Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)     Proposed maximum aggregate value of transaction:

       5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

       2)     Form, Schedule or Registration Statement No.:

       3)     Filing Party:

       4)     Date Filed:

                          JOURNAL COMMUNICATIONS, INC.
                              333 West State Street
                           Milwaukee, Wisconsin 53203

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 2, 1999

The Annual Meeting of the Stockholders of Journal Communications, Inc. (the "Company") will be held in the Board of Directors room, Journal Communications, Inc., 333 West State Street, Milwaukee, Wisconsin 53203, on Wednesday, June 2, 1999 at 9:30 a.m. for the purpose of electing twenty-nine (29) directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 2000 Annual Meeting.

Stockholders of record at the close of business on April 9, 1999, will be entitled to vote at this meeting or any adjournment thereof. Also, active employees of the Company or its subsidiaries who hold units of beneficial interest in the Journal Employees' Stock Trust as of April 9, 1999, are entitled to vote pursuant to the enclosed proxy.

Regardless of the number of shares or units you own, it is important that you be represented at the meeting. Therefore, please sign, date and return the enclosed proxy form in the return envelope provided. If you attend the meeting, you may revoke your proxy and vote in person if you so desire.

PLEASE VOTE AND SIGN YOUR PROXY AND RETURN NO LATER THAN MAY 24, 1999 TO HAVE YOUR VOTE COUNTED.


                                    By Order of the Board of Directors,




                                    /s/Paul E. Kritzer
                                    Paul E. Kritzer, Secretary


Dated:  April 28, 1999

                     TRUSTEES' PROXY TO UNITHOLDERS For the
         Annual Meeting of Stockholders of Journal Communications, Inc.
                           to be held on June 2, 1999


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned holders of 25,920,000 shares of capital stock of Journal Communications, Inc., a Wisconsin corporation, do hereby appoint each unitholder in the Journal Employees' Stock Trust as proxy with power of substitution for and in the name of the undersigned to vote one share of said stock for each Trust unit held by such unitholder as evidenced on the transfer books of the Trustees at the close of business on April 9, 1999, at the Annual Meeting of Stockholders of said Company to be held at the time and place specified in the foregoing notice and at any adjournment of said meeting, in relation to any and all matters which may properly come before such meeting, with all of the powers that the undersigned would possess if personally present thereat. A certified list of such unitholders, together with the number of shares they are so entitled to vote, has been delivered to the Company by the Trustees.

This proxy is issued pursuant to the provisions of Section 21 of the Journal Employees' Stock Trust Agreement, dated May 15, 1937, as amended, and the authority hereby conferred is subject to each of the restrictive conditions expressed therein as follows:

       "The Trustees, as soon as they shall receive notice of any meeting of the owners of Journal Stock, shall issue to each owner of units, except ex-employee-eligibles, employee benefit trusts and employee-eligible transferees, a proxy authorizing him/her or such other person(s) as he/she may substitute for him/her to vote at such meeting the number of shares of Journal Stock represented by the units owned by him/her, provided, however, and each such proxy shall so state, that neither the owner of such units nor his/her substitute(s) shall have the power or authority to vote (a) to sell or lease all or substantially all of the assets of the Company, or (b) to dissolve the Company or (c) to merge or consolidate the Company with any other corporation(s) in which the Company and/or the stockholders of the Company upon completion of such consolidation or merger do not control directly or indirectly a majority of the voting stock, unless the employee-owners of at least two-thirds of the outstanding units owned by employee-eligibles shall have authorized the Trustees to offer all shares held by the Trustees for sale in accordance with the provisions of Section 24 to the classes of optionees therein defined and such options shall have expired within three months prior to such vote. The Trustees may authorize the affixing of a facsimile of their signatures to any proxy with the same effect as though such proxy were signed by them personally. The Trustees shall have exclusive authority to vote all shares of Journal Stock represented by units owned by ex-employee-eligibles, employee benefit trusts and employee-eligible transferees."

The Trustees will vote 7,034,016 units owned by ex-employee-eligibles, employee benefit trusts and employee-eligible transferees.

Dated:  April 28, 1999

              Trustees Under Journal Employees' Stock Trust Agreement, dated May 15, 1937, as amended

                          JOURNAL COMMUNICATIONS, INC.
                              333 West State Street
                           Milwaukee, Wisconsin 53203

                                 PROXY STATEMENT

Solicitation of Proxies
The enclosed Proxy is solicited by the Board of Directors of Journal Communications, Inc. (the "Company"), a Wisconsin corporation, for use at the Annual Meeting of Stockholders of the Company to be held at 9:30 a.m. on Wednesday, June 2, 1999 (the "Annual Meeting"), in the Board of Directors room at Journal Communications, Inc., 333 West State Street, Milwaukee, Wisconsin 53203. In addition to the use of the mails at Company expense, the Company may, if it deems it desirable, solicit proxies personally, by telephone, by e-mail, by facsimile or by other written communication. Solicitations will be made by regular employees of the Company at Company expense; however, no such person will receive any compensation over and above his normal remuneration. A stockholder or unitholder who executes a proxy may revoke it by giving written notice to the Secretary of the Company before the meeting or by so stating in the open meeting before the proxy is exercised. Any proxy that is not revoked will be voted at the meeting in accordance with the instructions given on the enclosed proxy form. This proxy statement and enclosed proxy form are being sent to stockholders and unitholders on or about May 3, 1999.

Outstanding Voting Securities
The Company has only one class of stock authorized and outstanding ("Journal Stock"). Stockholders of record at the close of business on April 9, 1999, are entitled to notice of the meeting and to vote the shares of Journal Stock held on that date. Each share is entitled to one vote. Directors will be elected by a plurality of votes cast at the Meeting (assuming a quorum is present). For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Consequently, any shares or units of beneficial interest not voted at the Meeting, whether due to abstention or otherwise, will have no impact on the election of directors. On April 9, 1999, 28,800,000 shares of Journal Stock were outstanding, of which 25,920,000 shares were held by the Trustees of the Trust under the Journal Employees' Stock Trust Agreement
("JESTA"), dated May 15, 1937, as amended, which shares were, in turn, represented by a like number of units of beneficial interest ("units") issued by the Trustees of the Journal Employees' Stock Trust (the "Stock Trust"). See "Beneficial Ownership under JESTA" for a further description of JESTA and the voting rights of the holders of units ("unitholders"). On April 9, 1999, the Company was the holder of 1,797,127 units, which will not be voted at the meeting.

Principal Stockholders
Listed in the following table are the beneficial owners as of April 9, 1999, of more than five percent (5%) of the issued Journal stock:


-----------------------------------------------------------------------------------------------------------------
Name/Address                        Class           Ownership Type       Amount Owned         Percentage of Class
-----------------------------------------------------------------------------------------------------------------
Journal Employees' Stock            Common          Beneficial           25,920,000           90%
Trust, 333 W. State Street,                         Record
Milwaukee, WI 53203
-----------------------------------------------------------------------------------------------------------------
Matex Inc., c/o Meissner,           Common          Beneficial           2,640,000            9.2%
Tierney, Fisher & Nichols, 111                      Record
E. Kilbourn Avenue,
 Milwaukee, WI 53202
-----------------------------------------------------------------------------------------------------------------

Ownership by Directors and Officers as a Group
Voting securities beneficially owned by directors and director nominees are disclosed under "Election of Directors," below. The twenty-nine (29) director-nominees and officers of the Company as a group (but excluding David G. Meissner, James L. Forbes and Roger D. Peirce) are the beneficial owners of 1,505,669 units, or 5.2% of the number of issued shares of Journal Stock. Mr. Meissner owns no units but is an officer and director of Matex Inc., which owns 2,640,000 shares of Journal Stock. Mr. Meissner's wife and two adult children are also officers and directors of Matex Inc. and together they own or have a beneficial interest in 33% of the outstanding common stock of Matex Inc. Mrs. Meissner also has a 33% beneficial interest in a trust that holds 240,000 shares of Journal Stock. Other members of Mrs. Meissner's family own or have a beneficial interest in the remaining 67% of Matex Inc. shares and the trust that holds the 240,000 shares of Journal Stock. Mr. Forbes and Mr. Peirce, as non-employees, are prohibited by JESTA from owning units.

Beneficial Ownership Under JESTA
On April 9, 1999, the Stock Trust, of which Steven J. Smith, Douglas G. Kiel, Paul M. Bonaiuto, Keith K. Spore and Richard A. Williams are the Trustees, owned of record 25,920,000 shares or ninety percent (90%) of the outstanding Journal Stock. The Stock Trust issues units, each unit representing a beneficial interest in one (1) share of Journal Stock. On April 9, 1999, the 25,920,000 units of beneficial interest issued by the Stock Trust were owned as follows:
Active Employee Unitholders, 17,088,857; Retirees and Employee Trusts, 7,034,016; Journal Communications, Inc., 1,797,127.

The Trustees are required to deliver to each active employee unitholder a proxy, with the right of substitution, for the number of shares of Journal Stock represented by his/her units. The Trustees' Proxy, which is included with this proxy statement, is subject to certain limitations in JESTA. Those limitations are set forth in the "Trustees' Proxy to Unitholders."

Whenever a unitholder ceases to be an employee of the Company for any reason except retirement, corporate downsizing or restructuring (in which event special rules apply), the unitholder must offer his/her units for resale to employees designated by the President of the Company. The President cannot allocate units to himself. Employees who retire or are separated from the Company due to downsizing or restructuring may retain a decreasing percentage of their units for a limited number of years. Employee benefit trusts are eligible to hold units. All units held by retirees, separated employees, employee benefit trusts and other trusts are voted by the Trustees of the Stock Trust. On the record date, retirees and employee trusts held 7,034,016 units representing twenty-four point four percent (24.4%) of the outstanding and issued Journal Stock.

All of the Trustees are directors and officers of the Company and receive no additional compensation for this service. They have no beneficial interest in the Journal Stock owned by the Trust other than through the units they own individually.

                              ELECTION OF DIRECTORS

The Company's By-laws provide that the number of directors shall be no less than three (3) and no more than twenty-nine (29) and that all directors shall be elected annually. Twenty-nine (29) directors have been nominated to serve until the next Annual Meeting of Stockholders. Management intends to vote its proxies for the election of the twenty-nine (29) nominees listed below. Although management expects that each of the nominees will be available for election, if any of them is not a candidate at the time the election occurs, the proxies will be voted for the other nominees and may be voted for substituted nominees. Pursuant to the Company's By-laws, written notice of other qualifying nominations for election to the Board of Directors must have been received by the Secretary by February 1, 1999. As no notice of any such other nominations was received, no other nominations for election to the Board of Directors may be made at the Meeting.



The nominees for director of the Company are listed in the following table:
---------------------------- -------------------------- ------- -------------------------- -------------------------
Nominee                      Principal Occupation (1)   Age     Date Elected Director        Units Owned (2)
---------------------------- -------------------------- ------- -------------------------- -------------------------
Todd K. Adams                Vice President;            40      June 4, 1996                          38,990
                             Senior  Vice  President &
                             CFO, Journal
                             Sentinel Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Paul M. Bonaiuto             Executive Vice             48      June 8, 1993                          51,120
                             President & CFO
---------------------------- -------------------------- ------- -------------------------- -------------------------
James J. Ditter              Vice President;            37      September 6, 1995                     29,198
                             President, Norlight
                             Telecommunications, Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Robert M. Dye                Vice President             51      March 6, 1990                        102,240
---------------------------- -------------------------- ------- -------------------------- -------------------------
James L. Forbes              President & CEO,           66      September 4, 1996                          0
                             Badger Meter, Inc.,
                             Milwaukee, WI
---------------------------- -------------------------- ------- -------------------------- -------------------------
Carl D. Gardner (3)          Vice President;            42      June 2, 1999                          43,500
                             President-Radio,  Journal
                             Broadcast
                             Group, Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Richard J. Gasper            Vice President;            55      June 4, 1996                          36,064
                             President, NorthStar
                             Print Group, Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Douglas G. Hosking           Vice President;            42      September 4, 1996                     20,668
                             President, IPC
                             Communication   Services,
                             Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Dawn M. Howley (3)           Corporate Credit and       37      June 2, 1999                           1,454
                             Collections Manager,
                             IPC Communication
                             Services, Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Stephen O. Huhta             Vice President;            43      June 8, 1993                          81,710
                             President, Add, Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Robert A. Kahlor             Retired; Former            65      March 6, 1973                        193,701
                             Chairman of the Board
---------------------------- -------------------------- ------- -------------------------- -------------------------
Mark J. Keefe                Vice President;            39      June 4, 1996                          25,130
                             President, PrimeNet
                             Marketing Services,
                             Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Douglas G. Kiel              President                  50      June 4, 1991                          81,998
---------------------------- -------------------------- ------- -------------------------- -------------------------
Paul E. Kritzer              Vice President &           56      June 5, 1990                          91,590
                             Secretary
---------------------------- -------------------------- ------- -------------------------- -------------------------
Ronald G. Kurtis             Vice President;            52      June 8, 1993                         128,500
                             Senior Vice President
                             & CFO, Journal
                             Broadcast Group, Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
David G. Meissner            Executive Director, The    61      June 7, 1988                             (4)
                             Public Policy Forum
---------------------------- -------------------------- ------- -------------------------- -------------------------
John E. Mollwitz             Senior Copy Editor,        56      June 2, 1998                          37,070
                             Journal Sentinel Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Roger D. Peirce              Corporate director and     61      September 4, 1996                          0
                             consultant
---------------------------- -------------------------- ------- -------------------------- -------------------------

                                  Page 3 of 11



---------------------------- -------------------------- ------- -------------------------- -------------------------
James P. Prather (3)         Vice President;            41      June 2, 1999                          15,780
                             President-Television,
                             Journal Broadcast
                             Group, Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
David D. Reszel (3)          Metro     Display    Area  47      June 2, 1999                          55,530
                             Manager, Retail
                             Advertising, Journal
                             Sentinel Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Eric J. Seebacher (3)        District  Sales  Manager,  29      June 2, 1999                           5,400
                             Circulation   Department,
                             Journal Sentinel Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Anton J. Sinkovits (3)       Production Art             36      June 2, 1999                           4,460
                             Supervisor, PrimeNet
                             Marketing Services,
                             Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Steven J. Smith              Chairman of the Board      49      June 2, 1987                         172,060
                             & Chief Executive
                             Officer
---------------------------- -------------------------- ------- -------------------------- -------------------------
Keith K. Spore               Senior  Vice   President;  56      September 6, 1995                     62,000
                             President  &   Publisher,
                             Journal Sentinel Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Karen O. Trickle (3)         Vice President and         42      June 2, 1999                           7,194
                             Treasurer
---------------------------- -------------------------- ------- -------------------------- -------------------------
Donna M. Wells (3)           Sales Promotion            41      June 2, 1999                           9,930
                             Director, Journal
                             Broadcast Group, Inc.
                             (WTMJ-TV
---------------------------- -------------------------- ------- -------------------------- -------------------------
Richard A. Williams          Assistant Secretary &      61      June 3, 1997                         123,790
                             Manager of Retirement
                             Benefits
---------------------------- -------------------------- ------- -------------------------- -------------------------
Lloyd W. Wright (3)          Building Services          38      June 2, 1999                             160
                             Technician, Journal
                             Sentinel Inc
---------------------------- -------------------------- ------- -------------------------- -------------------------
Robert T. Zynda (3)          Corporate Financial        27      June 2, 1999                           3,132
                             Analyst, Add Inc.
---------------------------- -------------------------- ------- -------------------------- -------------------------

(1)    All nominees except David G. Meissner,  James L. Forbes, Roger D. Peirce,
Douglas G.  Hosking,  Mark J. Keefe,  Karen O. Trickle,  Anton J.  Sinkovits and
Robert T. Zynda have been employed by the Company for over five (5) years at the time of the Annual Meeting. Messrs. Meissner, Forbes and Peirce are not employed with the Company. Mr. Kahlor retired on January 1, 1999. Mr. Meissner has been the Executive Director of the Public Policy Forum Inc., Milwaukee, since March
29, 1995. Prior to that he had been President of Morgan&Myers/The Barkin Group, a Milwaukee public relations firm, since 1990. Mr. Forbes has been the President and Chief Executive Officer of Badger Meter, Inc., Milwaukee, a marketer and manufacturer of flow measurement and control products, for more than five years.
He is also a director of Universal Foods Corporation, Blue Cross and Blue Shield
United of Wisconsin,  United Wisconsin Services,  Inc. and Firstar  Corporation.
Mr. Peirce was an executive of Super Steel Products Corp., Milwaukee, for more than seven years and was its Vice Chairman and Chief Executive Officer at the time of his retirement on January 1, 1994. Subsequently he has been a corporate director and consultant. He is also a director of The Brady Corporation. Mr.
Hosking  joined IPC  Communication  Services,  Inc.  in April 1996 and was named
President of that company in July 1996. Previously, he had been Vice President for Commercial Development

                                  Page 4 of 11



and General Manager of the Food Fiber division of Opta Food  Ingredients,  Inc., for two years and Executive Vice President of Courier  Corp.,  San Francisco,  a
national book  printer.  Mr. Keefe was elected  President of PrimeNet  Marketing
Services,  Inc. in October  1995.  Prior to that he had been Vice  President and
General Manager of the Computer Services Division of Donnelley  Marketing,  Inc.
in  Minneapolis  from  January  1994 to  September  1995  and a  manager  in the
Minneapolis office of FDC, Inc. where he was a Vice President from April 1992 to
December 1993. Ms. Trickle joined Journal  Communications,  Inc. as Treasurer in
September 1996 and was elected Vice President in March 1999. Previously, she was
Assistant Treasurer of Harnischfeger Industries, Inc., Milwaukee, from September
1994 to September  1996 and Assistant  Treasurer of Applied Power Inc.,  Butler,
Wisconsin,  from 1988 to  September  1994.  Mr.  Sinkovits  was employed by Mega
Direct,  Inc.,  Clearwater,  Florida, in April 1994 as a four-color stripper and has been an employee of the Company since it acquired Mega Direct,  Inc. in June
1995. He was promoted to Production  Art  Supervisor in October 1998.  Mr. Zynda
has been employed since  September 1996 by Add, Inc.,  Waupaca,  where he is the
Financial   Analyst.   He  graduated  in  May  1995  from  the   University   of
Wisconsin-Stevens Point with a degree in Managerial Accounting.  He was employed as Plant  Accounting  Manager at Wallace Computer  Services,  Elk Grove Village,
Illinois in 1995-1996.

(2) No director or officer beneficially owns one percent (1%) or greater of the outstanding Journal Stock, except as noted above in "Ownership by Directors and Officers as a Group."

(3)    New  nominee  for  election  as  director  of the  Company  at the Annual
Meeting.

(4)    See "Ownership of Directors and Officers as a Group" above.

Directors' Fees
The Company pays directors' fees only to those directors who are not employees of the Company. They are eligible to receive an annual retainer fee of $15,000 a year plus $1,500 for each Board meeting or meeting of the Compensation, Executive or Audit Committee attended. Mr. Forbes earned $30,000, Mr. Peirce earned $30,000 and Mr. Meissner earned $15,000 in directors' fees in 1998. (Mr. Meissner declined the annual retainer fee.) Of the twenty-six (26) directors in 1998, twenty-three (23) were employees and three (3) were not. All directors who are full-time employees of the Company or a subsidiary are compensated in their capacities as employees.

The Board of Directors and Committees
The Board of Directors met five (5) times in 1998. All of the directors of the Company during 1998 attended at least 75% of the (a) full meetings of the Board of Directors and (b) meetings of committees of the Board of Directors on which the respective directors served.

The Board of Directors has three (3) committees: compensation, executive and audit. The Compensation Committee held three (3) meetings in 1998. The Compensation Committee has the responsibility to assure that officers and key managers are effectively compensated in terms of salary and benefits that are internally equitable and externally competitive. The committee's members, none of whom can be an employee, are Messrs. Meissner, Forbes and Peirce.

The Board of Directors has authorized a nine-member Executive Committee and delegated certain powers of the Board to it for use for the Company to act on urgent matters efficiently, quickly and decisively. All members of the Executive Committee are Directors. Elected as members of the Executive Committee were Messrs. Kahlor, Smith, Bonaiuto, Kiel, Spore, Meissner, Forbes, Peirce and Zynda. The Executive Committee held no meetings in 1998.

The Board of Directors has authorized a three-member Audit Committee to assist the Board in fulfilling its responsibility for the Company's accounting and financial reporting practices and to provide a channel of communications between the Board and the Company's independent auditors and internal audit staff. The

Audit Committee is comprised of the three non-employee directors, Messrs. Meissner, Forbes and Peirce. The Audit Committee held two (2) meetings in 1998.

Executive Compensation
The following table sets forth the 1998 compensation for the Company's Chief Executive Officer and the four other highest-paid executive officers, as well as the total compensation paid to each individual for the last three fiscal years:

                                         Summary Compensation Table

                                                           Annual Compensation
------------------------------------------------------------------------------------------------------------------
Name and Principal Position          Year        Salary 4        Bonus            Long-term         All
(as of December 31, 1998)                                        (Annual          LTIP              Other
                                                                 Incentive        Payments          Comp 5
                                                                 Comp
------------------------------------------------------------------------------------------------------------------
Robert A. Kahlor, Chairman of        1998        571,539         371,013          503,800           4,000
the Board 1                          1997        562,393         356,457          202,400           4,000
                                     1996        522,853         237,725              -0-           3,750
------------------------------------------------------------------------------------------------------------------
Steven J. Smith, President           1998        432,019         246,912          275,831           4,000
and CEO 2                            1997        409,923         203,711          113,850           4,000
                                     1996        385,175         136,145              -0-           3,750
------------------------------------------------------------------------------------------------------------------
Douglas G. Kiel, Executive           1998        321,923         141,857          181,476           4,000
Vice President; President            1997        319,704         132,565          126,500           4,000
Journal Broadcast Group, Inc.        1996        290,147         121,500           66,799           3,750
3
------------------------------------------------------------------------------------------------------------------
Paul M. Bonaiuto, Executive          1998        270,385         137,201          149,423           4,000
Vice President & Chief               1997        267,523         125,837           45,474           4,000
Financial Officer                    1996        218,563          83,250              -0-           3,750
------------------------------------------------------------------------------------------------------------------
Keith K. Spore, Senior Vice          1998        288,847          74,785          153,047           4,000
President; President  Journal        1997        292,525         127,276              -0-           4,000
Sentinel Inc.                        1996        254,454          31,850              -0-           3,750
------------------------------------------------------------------------------------------------------------------

1      Relinquished  title of Chief  Executive  Officer  on March 3,  1998,  and retired as Chairman of the Board on January 1, 1999.


2      Elected  Chief  Executive  Officer on March 3, 1998,  and Chairman of the
Board on December 1, 1998, effective January 1, 1999.


3      Elected President on December 1, 1998, effective January 1, 1999.


4      1997 salaries are based on 27 pay periods.  1998 salaries are based on 26 pay periods.

5      All of the five  highest-compensated  officers were  participants  in the
Journal Communications,  Inc. Investment Savings Plan. Employer contributions to the plan on behalf of these officers  represent all of the  compensation  in the
"All Other Compensation" column in the Summary Compensation Table above.




Pension Plan and Supplemental Benefit Plan
The following table shows the approximate retirement benefit payable on retirement at age 65 under the Journal Communications, Inc. Employees' Pension Plan and the Journal Communications, Inc. Supplemental Benefit Plan for employees in specified compensation ranges with varying years of participation in the plan:

                           Estimated Annual Retirement Benefit
                           ------------------------------------

                 Five Year                  Years of Plan Participation
        Average Compensation          20               30             40
        --------------------          --               --             --
                 $200,000          $ 47,724         $ 71,580       $ 87,516
                 $300,000          $ 73,716         $110,580       $135,012
                 $400,000          $ 99,720         $149,568       $182,508
                 $500,000          $125,724         $188,568       $230,004
                 $600,000          $151,716         $227,568       $277,512
                 $700,000          $177,720         $266,568       $325,008

The Journal Employees' Pension Plan is completely funded by the Company. Company contributions are accrued based on amounts required to be funded under provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The amount of accrued benefits is actuarially determined by Hewitt Associates (Chicago) under the accrued benefit valuation method. It is a defined benefit pension plan that provides benefits for employees of Journal Communications, Inc., Journal Sentinel Inc., Journal Broadcast Corporation (and its subsidiaries), Add Inc. (and its subsidiaries), Norlight Telecommunications, Inc. and Trumbull Printing, Inc. who meet minimum age and service eligibility requirements. The normal monthly retirement benefit under the plan, assuming attainment of the normal retirement age specified by the plan and payments in the form of a life annuity, is determined in accordance with a formula that takes into account the following factors: final average monthly compensation for the last five years of employment (taking into account gross earnings and incentive compensation as reported in the Summary Compensation Table), number of years of active plan participation and an actuarially determined Social Security offset.

The Journal Communications Supplemental Benefit Plan is an unfunded defined benefit plan that supplements payments under the Pension Plan. Benefits payable under the plan are calculated without regard to the limitations imposed on the amount of compensation that may be taken into account under the Pension Plan. The Supplemental Plan pays the excess, if any.

With respect to the officers and directors listed in the "Summary Compensation Table" above, all five were participants in the Pension Plan. Mr. Kahlor has 28 years of plan participation, Mr. Smith has 24 years, Mr. Kiel has 13 years, Mr. Spore has 32 years and Mr. Bonaiuto has 3 years as of the date of this document.

Compensation Committee Report
The Board of Directors has established a compensation committee to be comprised of three members, none of whom would be an employee, to develop and implement compensation plans for senior management. The Board of Directors charged the Compensation Committee with the responsibility for assuring that officers and key management personnel of the Company are effectively compensated in terms of salaries and benefits that are based on performance as well as being internally equitable and competitive with the market. Specifically, the Compensation Committee was directed to (1) independently review and approve the compensation plan proposed by the Chairman/CEO for the President, the Executive Vice President and the Presidents of the subsidiaries, and (2) formulate and implement a compensation plan for the Chairman/CEO. For 1998, senior management compensation was reviewed by the Compensation Committee, and, where appropriate, base salaries were adjusted to targets within median ranges for the industry. The Compensation Committee was assisted by Hewitt Associates (Chicago). In 1998, the Compensation Committee also acted in an advisory capacity involving the executive succession plan set in motion by the retirement of Chairman Kahlor at the end of 1998.

The Compensation Committee has established the following policies for executive base compensation, an annual incentive program, a long-term incentive program and compensation for the chief executive officer.

       1.     Executive Base Compensation Plan
The Compensation Committee adopted the principle that the Company's executive compensation policy should be based primarily on performance. Compensation should also reflect the Company's desire to attract and retain quality talent and the need to be competitive in the marketplace. The Compensation Committee reviewed the Company's historical performance, current salary levels and media industry marketplace information. With that information, the Committee received recommendations from management and approved executive pay grade levels that took into consideration market salary medians for 1998.

       2.     Executive Annual Incentive Plan
The Compensation Committee approved the Management Annual Incentive Plan to reward key individuals for achieving pre-established financial and non-financial goals that support the Company's annual business objectives and mission to enhance the value of employee-owners' investment. This annual incentive plan rewards executive performance as measured by net return on equity or invested capital and annual growth in revenue, factors that primarily determine unitholders' value. For executives of Journal Communications, Inc., the annual incentives are based eighty percent (80%) on corporate financial performance and twenty percent (20%) on non-financial goals. For subsidiary presidents and some key managers, the annual incentives are based sixty percent (60%) on subsidiary performance, twenty percent (20%) on corporate performance and twenty percent (20%) on non-financial goals. Participation in this plan is limited to key employees of the Company and its subsidiaries whose job responsibilities have a direct impact on the strategic goals of the Company. The goals established for each participant shall determine the minimum, median and maximum payments receivable annually under the plan. Each participant is apprised annually of the financial performance matrix and other goals that will determine the potential incentive payment the participant can receive. In 1998, annual bonus targets were compared to bonuses received in the marketplace and were found to be within median ranges.

       3.     Executive Long-Term Incentive Plan
The  Compensation  Committee  approved the Management  Long-Term  Incentive Plan
(LTIP) to motivate and drive management behavior to achieve results that will enhance the employee-owner's investment over the long term. The incentive plan approved by the Committee is based on net return on equity or invested capital over a three-year period. Corporate executives will be rewarded one hundred percent (100%) on Journal Communications' performance while subsidiary presidents will be rewarded sixty percent (60%) on subsidiary performance and forty percent (40%) on corporate performance. Participation in this incentive plan is limited to key employees of the Company and its subsidiaries whose job responsibilities have a direct impact on the strategic goals of the Company. The initial participants in this plan were limited to the Chairman/CEO, President, Executive Vice President and the Presidents of the subsidiaries. Payment amounts are listed in the Summary Compensation Table above.

The following table shows the Threshold, Target and Maximum awards which are potentially payable to the named executive officers in 2002 for the performance period of 1999-2001 under the LTIP. Payouts of awards are tied to the three-year average return on shareholder's equity of Journal Communications and the three-year average return on invested capital for the subsidiary companies. Performance measures and goals for the corporation and subsidiaries are recommended by the CEO and approved by the Compensation Committee of the Board for each eligible participant. Each participant's award is determined based on the degree to which three year performance at the corporate and/or subsidiary level is achieved at the conclusion of the performance cycle.

                       Management Long-Term Incentive Plan
                   Potential Payments in 2002 as a Percentage
             of Average Base Salary for Performance Period 1999-2001
             --------------------------------------------------------

       Name                          Threshold         Target          Maximum
       ----                          ---------         ------          -------
       Steven J. Smith               22%               88%             132%
       Douglas G. Kiel               16.5%             66%             99%
       Paul M. Bonaiuto              14.5%             58%             87%
       Keith K. Spore                11.5%             46%             69%

       4.     Chairman/CEO's Compensation
Mr. Kahlor's total yearly compensation in 1998 was determined by the Compensation Committee, based primarily upon the Company's overall performance and growth of shareholder value. Mr. Kahlor served as Chairman through all of 1998 and as CEO through March 1998. Factors influencing the committee's determination of Mr. Kahlor's base compensation for 1998 included the continued growth of the Company, the increased growth in the value of Journal
Communications' stock units, the protection of the best interests of the employee-owners, the initiation and execution of an executive succession plan and the chairman's continued efforts to diversify the Company's business. Based on the Company's performance in 1998, Mr. Kahlor was awarded an annual incentive bonus of $371,013 which was paid in 1999. Based on the Company's aggregate performance for the three-year period of 1996-1998, Mr. Kahlor was awarded a long-term incentive compensation bonus of $503,800 which was paid in 1999. The compensation of Mr. Smith, who became Chairman on January 1, 1999, will be determined by the Compensation Committee based on similar guidelines. The Compensation Committee continues to review the effect of Section 162(m) of the Revenue Code. This has not had, and is not expected to have, a material effect due to the officers' compensation levels.

Stock Performance Graph
The following graph shows a comparison of cumulative total returns for the Company's Common Stock ("JCI"), the Standard & Poor's 500 Stock Index ("S&P 500") and a "Peer Group" comprised of ten (10) corporations that concentrate on newspapers and broadcast operations (although such corporations do not have the Company's blend of other diversified businesses, such as telecommunications, printing, production and distribution of materials and services for the computer industry and direct mail which, in the aggregate, provide about 37.6% of the Company's annual revenues).

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
          Among Journal Communications, Inc., S&P 500 and a Peer Group


                          Proxy Stock Performance Graph

                               [GRAPHIC OMITTED]


------------------------- ------- ------- ------- ------- --------
                          1994    1995    1996    1997    1998
---------------- -------- ------- ------- ------- ------- --------
JCI              100      107     116     125     155     190
---------------- -------- ------- ------- ------- ------- --------
S&P 500          100      102     139     171     229     294
---------------- -------- ------- ------- ------- ------- --------
Peer Group       100      95      117     149     217     241
---------------- -------- ------- ------- ------- ------- --------

The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) (the "Total Return") for Journal Stock is based on a $100 investment as of January 1, 1994. The price of Journal Stock is calculated thirteen (13) times a year, or every four (4) weeks, using a formula that is based on the Company's earnings over a five (5) year period and book value at the time of calculation. The formula is stated in Section 25 of JESTA. The Total Return for the S&P 500 is based on a $100 investment as of January 1, 1994. The Total Return for the Peer Group is based on a $100 investment in the ten (10) companies included in the Index, as of January 1, 1994. Companies in the Peer Group are: A.H. Belo Corporation, Gannett, Inc., Knight Ridder, Inc., Lee Enterprises, Inc., McClatchy Newspapers, Inc., The New York Times Company, Pulitzer Publishing Company, The E.W. Scripps Company, Tribune Company and The Washington Post Company.

Relationship with Independent Auditors
The Board of Directors of Journal Communications, Inc. appointed Ernst & Young LLP ("Ernst & Young"), 111 E. Kilbourn Avenue, Milwaukee, Wisconsin 53202, as the independent auditor for the year 1998 and is expected to reappoint the firm for 1999 at the Annual Meeting. In accordance with past Company practice, it is not expected that a representative of Ernst & Young will attend the Annual Meeting. The 1998 Annual Report, which was mailed to all stockholders and unitholders during March of this year, will be officially accepted at the annual meeting on June 2, 1999. Any shareholder or unitholder having a question about the 1998 Annual Report or the Company's relationship with Ernst & Young should direct it to Paul M. Bonaiuto, Executive Vice President/CFO, P. O. Box 661, Milwaukee, Wisconsin 53201 (333 W. State Street, Milwaukee, Wisconsin 53203) or e-mail at pbonaiut@jc.com. Mr. Bonaiuto will forward questions to Ernst & Young, and it will respond to such questions as soon as possible.

Ernst & Young has served as the Company's independent auditor for at least 74 years. During 1998, it performed an audit examination of the consolidated financial statements of the Company for inclusion in the Annual Report to stockholders and required filings with the Securities and Exchange Commission.

Additionally, Ernst & Young performed the annual audits of Journal Employees' Stock Trust; Journal Communications, Inc. Investment Savings Plan; Journal Communications, Inc. Employees' Pension Plan, and Journal Communications, Inc. Employees' Welfare Benefit Master Plan and Trust.

Other Matters
A copy of the Company's Annual Report on Form 10-K as filed with the Securities & Exchange Commission on March 31, 1999, will be furnished without charge to stockholders or unitholders upon written request directed to Paul E. Kritzer, Secretary, Journal Communications, Inc., P.O. Box 661, Milwaukee, Wisconsin 53201 (333 W. State Street, Milwaukee, Wisconsin 53203), or e-mail at pkritzer@jc.com.

A stockholder or unitholder wishing to include a proposal pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8") in the Company's proxy statement for the 2000 Annual Meeting of Stockholders must forward the proposal to the Company so that it is received by Tuesday, February 1, 2000. The Company's By-laws establish procedures for stockholder nominations for elections for directors of the Company and for bringing business before any annual meeting of stockholders of the Company. Among other things, under terms as currently in effect, to bring business before an annual meeting, a stockholder must give written notice to the Secretary of the Company not less than 90 days prior to the first anniversary of the date of the Annual Meeting of Stockholders of the Company in the immediately preceding year. The notice must also contain certain information about the proposed business or the nominee and the stockholder making the proposal. Under the By-laws as currently in effect, if the Company does not receive a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 prior to March 4, 2000, then the notice will be considered untimely and the Company is not required to present such proposal at the 2000 Annual Meeting of Stockholders. If the Board of Directors chooses to present such proposal at the 2000 Annual Meeting of Stockholders, then the persons named in proxies solicited by the Board of Directors for the 2000 Annual Meeting of Stockholders may exercise discretionary voting power with respect to such proposal.

Company management does not intend to present to the meeting any matters not referred to in the foregoing Notice of Annual Meeting and does not know of any matters that will be presented to the meeting by others.

                                     By Order of the Board of Directors


                                     /s/Paul E. Kritzer
                                     Paul E. Kritzer, Vice President & Secretary

April 28, 1999

Treasury
UHID      100
Department
Clock
Units     1,797,127

IMPORTANT - PLEASE READ:  This form is machine read:

1.  Please use a #2 PENCIL to mark your selection.
2.  Color in small red box.  Do not use Xs or check marks.
3.  Do not damage any part of this form, especially the left edge.  Thank you!

Steven J. Smith and Douglas C. Kiel, and each of them, with full power of substitution, are hereby appointed proxies to vote all shares of the common stock of Journal Communications, Inc., which the undersigned is entitled to vote at the annual meeting and at any adjournment thereof, upon the matter indicated below:

                         JOURNAL EMPLOYEES' STOCK TRUST
                                     PROXY
                          Annual Meeting, June 2, 1999
                      Soliciated by the Board of Directors
                               Mark Only One Box

FOR Election of all the following nominees:            [ ]

T.K. Adams, P.M. Bonaiuto, J.J. Ditter, R.M. Dye, J.L. Fobes, C.D. Gardner,
R.J. Gasper, D.G. Hosking, D.M. Howley, S.O. Huhta, R.A. Kahlor, M.J. Keefe, D.G. Kiel, P.E. Kritzer, R.G. Kurtis, D.G. Meissner, J.E. Mollwitz, R.D. Peirce, J.P. Prather, D.D. Reszel, E.J. Seebacher, A.J. Sinkovits, S.J. Smith,
K.K. Spore, K.O. Trickle, D.M. Wells, R.A. Williams, L.W. Wright, R.T. Zynda

For election of all the listed nominees, except for:   [ ]

___________________________________________________


Withhold authority to vote for all listed nominees:    [ ]


Unless otherwise specified, this proxy shall be voted for all directors.

            PLEASE SIGN IN INK, DATE AND RETURN THIS FORM PROMPTLY.
                               ENVELOPE ENCLOSED


Signed ________________________________________   Date _________________________